Smith Barney Futures Management Inc.
                              390 Greenwich Street
                               New York, NY 10013

By EDGAR

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

RE:  Smith Barney Diversified Futures Fund L.P. II
     Supplement to Registration Statement on Form S-1
     File No. 333-3538

Ladies and Gentlemen:

On Behalf of Smith Barney Diversified Futures Fund L.P. II (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424 (b) (3) of the Securities Act of 1933, as amended, a Supplement dated June 30, 1997 to the Partnership's final prospectus dated May 31, 1996.

Should you have any questions, please telephone me at 723-5424.

Very truly yours,

/s/ Daniel A. Dantuono
    Daniel A. Dantuono
    Chief Financial Officer and
    Director

Enclosures
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


                                  Smith Barney
                        Diversified Futures Fund L.P. II
                                    June 1997


The net asset value of the Smith Barney Diversified Futures Fund L.P. II was $1,090.64 at the end of June, down 1.7% from the close of May. Reversing May's trading experience, the financial markets provided substantial profits for the Fund but were offset by losses brought on by price consolidation in the traditional commodity markets.

In the currency markets, advisor positions in the Japanese yen, Deutsche mark and British pound produced profits, as did positions in stock indices, most notably in the Japanese nikkei and S&P 500 indices. Further profits were realized from advisors' positions in U.S. and global interest rate markets.

In the energy markets, prospects of reduced oil supply due to Middle East tensions and reduced OPEC production caused prices to rise sharply, which then resulted in losses for advisors' short positions. In the metals markets, profits were made from short positions in gold as prices continued to fall to their lowest levels in more than four years.

In the softs markets, advisors gave back profits from their long positions in coffee as prices suddenly declined due to favorable Brazilian crop conditions and improved supply. In the grains markets, profits were derived from positions in soybeans.

Important Note From the General Partner:

The following changes in the principals of the General Partner became effective in May 1997. Shelley Ullman and Maureen O'Toole each were appointed as Senior Vice President; Philip M. Waterman, Jr. resigned his positions as Vice Chairman and Director.


Smith Barney Futures Management Inc.
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

                                  Smith Barney
                        Diversified Futures Fund L.P. II
                                Account Statement
                             For the Period June 1,
                              Through June 30, 1997


                                                 Percent
                                               of Average
                                               Net Assets
                                              -------------

Realized gains from trading                   $          3,562          0.00 %
Change in unrealized gains/losses
   from trading                                     (1,164,886)        (1.21)
                                              ----------------- -------------

                                                    (1,161,324)        (1.21)

Add, Brokerage commissions
   and clearing fees ($19,418)                         557,685          0.58
                                              ----------------- -------------


Net realized and unrealized losses                  (1,719,009)        (1.79)
Interest Income                                        300,988          0.31
                                              ----------------- -------------

                                                    (1,418,021)        (1.48)
                                              ----------------- -------------

Less, Expenses:
   Management fees                                     213,895          0.22
   Other expenses                                       26,872          0.03
                                              ----------------  ------------

                                                       240,767          0.25
                                              ----------------  ------------

Net Loss                                            (1,658,788)        (1.72)%
                                                                =============

Additions (3,863.8330 L.P. units at
May 31, 1997 net asset value
per unit of $1,109.52)                               4,287,000

Additions (40.5581 G.P. units at
May 31, 1997 net asset value
per unit of $1,109.52)                                  45,000

Redemptions (280.3097 units at
June 30, 1997 net asset value
per unit of $1,090.64)                                (305,717)
                                              ----------------

Increase in net assets                               2,367,495

Net Assets, May 31, 1997                            93,159,333

                                              ================
Net Assets, June 30, 1997                     $     95,526,828
                                              =================


Net asset value per unit                             $1,090.64
   ($95,526,828/87,587.6071 units)            ================




To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.

By: /s/ Daniel A. Dantuono
        Daniel A. Dantuono
        Chief Financial Officer

Smith Barney
Futures Management Inc.
General Partner, Smith Barney
Diversified Futures Fund L.P. II

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